UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2010

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge
Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 14, 2010, Dollar General Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of April 14, 2010, with certain selling shareholders, including Buck Holdings, L.P. (collectively, the “Selling Shareholders”), Citigroup Global Markets Inc., Goldman, Sachs & Co., KKR Capital Markets LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. (the “Representatives”, and together with the other underwriters named in Schedule I thereto the “Underwriters”) with respect to a registered underwritten public offering of 26,000,000 shares of the Company’s common stock, $0.875 par value per share (the “Common Stock”), at a public offering price of $27.00 per share, to be sold by the Selling Shareholders. The Underwriting Agreement grants the Underwriters a 30-day option to purchase up to an additional 3,900,000 shares of Common Stock from Buck Holdings, L.P. On April 16, 2010, the Representatives notified the Company that they elected to exercise the option to purchase an additional 3,871,200 shares of Common Stock from Buck Holdings, L.P.

The sale of the Common Stock by the Selling Shareholders is being made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-165800) (the “Registration Statement”), including a prospectus supplement dated April 14, 2010 to the prospectus contained therein dated March 31, 2010, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Certain of the Underwriters or their affiliates perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

Item 8.01                                             Other Events.

In connection with the offering by Selling Shareholders of the Common Stock, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (ii) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Current Report on Form 8-K).

Item 9.01               Financial Statements and Exhibits.

(d)      Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 20, 2010	DOLLAR GENERAL CORPORATION

		By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated as of April 14, 2010, among the Company , Citigroup Global Markets Inc., Goldman, Sachs & Co., KKR Capital Markets LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and the other underwriters named therein

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-165800)